UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 24, 2013

JACKSONVILLE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-30248	59-3472981
(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Laura Street, Suite 1000, Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

904-421-3040

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 24, 2013, Jacksonville Bancorp, Inc. (the “Company”) received approval from The NASDAQ Stock Market to transfer the listing of its common stock from The NASDAQ Global Market to The NASDAQ Capital Market. The transfer will be effective at the opening of business on January 29, 2013. The NASDAQ Capital Market is one of the three markets for NASDAQ-listed stock and operates in substantially the same manner as The NASDAQ Global Market. Companies listed on The NASDAQ Capital Market must meet certain financial requirements and adhere to NASDAQ’s corporate governance standards. The Company’s common stock will continue to trade under the symbol “JAXB.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

By:	/s/ Valerie A. Kendall
Valerie A. Kendall
Executive Vice President and
Chief Financial Officer

Date: January 24, 2013